Net Other Operating Income	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Net Other Operating Income	Net Other Operating Income
Net other operating income includes the following:

Year ended Dec. 31	2024	2023	2022
Alberta Off-Coal Agreements	(40)	(40)	(40)
Liquidated damages recoverable	(10)	(6)	(12)
Other	(9)	(1)	(6)
Net other operating income	(59)	(47)	(58)
Alberta Off-Coal Agreements (OCA)
The Company receives payments from the Government of Alberta for the cessation of coal-fired emissions on or before Dec. 31, 2030. Under the terms of the agreements, including those acquired in the recent Heartland acquisition, the Company will receive annual cash payments on or before July 31 of approximately $44 million. These payments will continue until the termination of the agreements at the end of 2030. The Company recognizes the off-coal payments evenly throughout the year. Receipt of the payments is subject to certain terms and conditions, including the cessation of all coal-fired emissions on or before Dec. 31, 2030, which has been achieved. The affected plants are not, however, precluded from generating electricity at any time by any other method, after Dec. 31, 2030.

Liquidated Damages Recoverable
The Company receives liquidated damages related to requirements to be met by the contractor on turbine availability guarantees at our Wind sites.
Sundance A Decommissioning
On Dec. 9, 2024, the Company received the decision by the Alberta Utilities Commission related to Sundance A Reclamation awarding TransAlta a reimbursement of $9 million from the Balancing Pool for TransAlta’s decommissioning costs for Sundance A, including its proportionate share of the Highvale mine. The amount, included in other for 2024, represents a shortfall of decommissioning costs of Sundance A. Refer to Note 37 for more details.